Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Quarterly Report of MusclePharm Corporation (the “Company”), on Form 10-Q for the quarter ended September 30, 2016, as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”), I, Ryan Drexler, Principal Executive Officer and Principal Financial Officer of the Company, certify pursuant to 18 U.S.C. Section. 1350, as adopted pursuant to Section. 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)	The information contained in the Report, fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 9, 2016	By:	/s/ Ryan Drexler
Ryan Drexler
Interim Chief Executive Officer and Interim President
(Principal Executive Officer, Principal Accounting Officer
and Principal Financial Officer